                                                           As of August 24, 1998


VIA UPS OVERNIGHT
-----------------

The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, New York  11245

Attention:  Global Custody Division

         Re:      Global Custody Agreement, Effective May 1, 1996
                  between The Chase Manhattan Bank and those registered investment companies (and on behalf of certain series thereof), listed on Schedule A attached thereto
                  ("Agreement")
                  --------------------------------------------------------------

Ladies and Gentlemen:

         Pursuant to the provisions of Section 1 of the Agreement, the undersigned, on behalf of the series identified under each registrant's name below (each, a "Series") hereby appoints The Chase Manhattan Bank to provide custodial services for each of these Series under and in accordance with the terms of the Agreement and accordingly, requests that the Series be added to Schedule A to the Agreement effective as of August 24, 1998. Kindly acknowledge your agreement to provide such services and to add these Series to Schedule A by signing in the space provided below.

                                       DELAWARE GROUP EQUITY FUNDS II, INC.,
                                       on behalf of the Decatur Income Fund and Decatur Total Return Fund Series

                                       By:    /s/ David K. Downes
                                              ----------------------------------
                                       Name: David K. Downes
                                             Executive Vice President
                                             Chief Operating Officer
                                             Chief Financial Officer


                                       DELAWARE GROUP EQUITY FUNDS III, INC.,
                                       on behalf of Trend Fund Series

                                       By:   /s/ David K. Downes
                                             -----------------------------------
                                       Name: David K. Downes
                                             Executive Vice President
                                             Chief Operating Officer
                                             Chief Financial Officer

                                 DELAWARE GROUP GOVERNMENT FUND, INC.,
                                 on behalf of the Government Income Series

                                 By:   /s/ David K. Downes
                                       -----------------------------------------
                                 Name: David K. Downes
                                       Executive Vice President
                                       Chief Operating Officer
                                       Chief Financial Officer


                                 DELAWARE GROUP INCOME FUNDS, INC.,
                                 on behalf of the Strategic Income Fund

                                 By:   /s/ David K. Downes
                                       -----------------------------------------
                                 Name: David K. Downes
                                       Executive Vice President
                                       Chief Operating Officer
                                       Chief Financial Officer

                                 DELAWARE GROUP LIMITED-TERM
                                 GOVERNMENT FUNDS, INC., on behalf of
                                 the Limited-Term Government Fund and
                                 U.S. Government Money Series

                                 By:   /s/ David K. Downes
                                       -----------------------------------------
                                 Name: David K. Downes
                                       Executive Vice President
                                       Chief Operating Officer
                                       Chief Financial Officer

                                 DELAWARE POOLED TRUST, INC.,
                                 on behalf of The Large-Cap Value Equity
                                 Portfolio, The Aggressive Growth Portfolio,
                                 The Intermediate Fixed Income Portfolio, The
                                 Limited-Term Maturity Portfolio, and The Small/ Mid-Cap Value Equity Portfolio

                                 By:   /s/ David K. Downes
                                       -----------------------------------------
                                 Name: David K. Downes
                                       Executive Vice President
                                       Chief Operating Officer
                                       Chief Financial Officer

                                DELAWARE GROUP TAX-FREE FUND, INC.,
                                on behalf of Tax-Free USA Fund, Tax-Free Insured Fund, Tax-Free USA Intermediate Fund

                                By:   /s/ David K. Downes
                                      ------------------------------------------
                                Name: David K. Downes
                                      Executive Vice President
                                      Chief Operating Officer
                                      Chief Financial Officer




AGREED:

THE CHASE MANHATTAN BANK

By:  /s/ Rosemary M. Stidmon
     ------------------------
Its: Vice President